EXECUTION VERSION 162107400 AMENDMENT NO. 13 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS AMENDMENT NO. 13 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of April 2, 2018 (this “Amendment”), amends that certain AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of July 9, 2008 (as amended by Amendment No. 1 to Amended and Restated Receivables Purchase Agreement dated as of September 15, 2008, Amendment No. 2 to Amended and Restated Receivables Purchase Agreement dated as of February 18, 2009, Amendment No. 3 to Amended and Restated Receivables Purchase Agreement dated as of July 8, 2009, Amendment No. 4 to Amended and Restated Receivables Purchase Agreement dated as of January 29, 2010, Amendment No. 5 to Amended and Restated Receivables Purchase Agreement dated as of July 7, 2010, Omnibus Amendment (Amendment No. 1 to Second Amended and Restated Receivables Purchase and Sale Agreement and Amendment No. 6 to Amended and Restated Receivables Purchase Agreement and Partial Release) dated as of January 31, 2011, Amendment No. 7 to Amended and Restated Receivables Purchase Agreement dated as of July 6, 2011, Amendment No. 8 to Amended and Restated Receivables Purchase Agreement dated as of April 30, 2012, Amendment No. 9 to Amended and Restated Receivables Purchase Agreement dated as of August 1, 2013, Amendment No. 10 to Amended and Restated Receivables Purchase Agreement dated as of August 29, 2014, Letter Agreement dated as of March 16, 2015, Amendment No. 11 to Amended and Restated Receivables Purchase Agreement dated as of July 8, 2015 and Amendment No. 12 to Amended and Restated Receivables Purchase Agreement dated as of August 31, 2016 (as so amended, the “Existing Agreement”, and the Existing Agreement, as amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among EASTMAN CHEMICAL FINANCIAL CORPORATION, a Delaware corporation, as Seller (in such capacity, the “Seller”) and as initial Servicer (in such capacity, the “Initial Servicer”), VICTORY RECEIVABLES CORPORATION (“Victory”), and MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Victory Liquidity Bank (in such capacity, the “Victory Liquidity Bank”), Victory Agent (in such capacity, the “Victory Agent”) and as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement. RECITALS: WHEREAS, the parties hereto are party to the Agreement, pursuant to which, from time to time during the term thereof, the Seller may transfer and assign Receivable Interests to the Administrative Agent for the benefit of the Purchasers, in each case, on the terms and conditions set forth in the Agreement; and WHEREAS, the parties hereto wish to amend the Agreement as further provided herein. NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows: SECTION 1. AMENDMENT. (a) Each reference to “The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch” in the Existing Agreement is hereby amended to read as “MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)”.

2 162107400 (b) Each reference to “BTMU” in the Existing Agreement is hereby amended to read as “MUFG”. (c) The definition of “Co-Agents’ Fee Letter” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: “Co-Agents’ Fee Letter” means that certain Fifth Amended and Restated Co-Agents’ Fee Letter dated as of April 2, 2018 between the Seller and MUFG, as amended, restated and/or otherwise modified from time to time. (d) Sections (a) and (c) of the definition of “Concentration Limit” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: (a) for all Receivables that require payment (i) within 66-90 days after the original invoice date therefor, an amount equal to 25% of the aggregate Outstanding Balance of all Eligible Receivables at such time, and (ii) within 91-120 days after the original invoice date therefor, an amount equal to 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time; (c) for all Receivables the Obligor of which, if a natural person, is not a resident of the United States or, if a corporation or other business organization, is either not organized under the laws of the United States or any political subdivision thereof or does not have its chief executive office in the United States, an amount equal to 10% of the aggregate Outstanding Balance of all Eligible Receivables at such time; (e) A new Section 14.16 is here by added to read as follows: Intent. The intent of this Agreement is to be utilized as a working capital line of credit and not to serve as the primary backup to any Commercial Paper Program to refinance such Commercial Paper Program during a time of market stress. (f) The definition of “Concentration Limit” in Exhibit I to the Existing Agreement is hereby amended by inserting the following new Section (d) at the end thereof: (d) for all Receivables related to an Ocean Bill of Lading Invoice for which the actual shipping date of the underlying goods is more than 30 days from the estimated shipping date set forth in such Ocean Bill of Lading Invoice, and regardless of whether the underlying goods are thereafter shipped, an amount equal to 0% of the aggregate Outstanding Balance of all Eligible Receivables at such time. (g) Exhibit I to the Existing Purchase Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order: “Commercial Paper Program” means any program under which the Servicer or any of its Affiliates issues commercial paper notes. “Ocean Bill of Lading Invoice” means an Invoice with respect to which the underlying goods have not yet been shipped and as to which such Invoice identifies that the underlying goods are estimated to ship on an estimated shipping date (and which is thereafter updated to reflect the actual shipping date).

3 162107400 (h) Clause (10) of the definition of “Eligible Receivable” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: (10) a Receivable as to which any Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor, and, in the case of a Receivable related to an Ocean Bill of Lading Invoice and subject to the limitations set forth in clause (d) of the definition of “Concentration Limit”, shipment of the underlying goods, (i) The definition of “Group Limit” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: “Group Limit” means $350,000,000, unless Administrative Agent has delivered written notice to Seller after April 2, 2019 reducing such amount to an amount not less than $250,000,000. (j) The definition of “Liquidity Termination Date” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: “Liquidity Termination Date” means April 2, 2020. (k) The definition of “Originator” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: “Originator” means each of Eastman Chemical Company, a Delaware corporation, Solutia Inc., a Delaware corporation, Flexsys America L.P., a Delaware limited partnership, and Eastman Chemical Ltd., a New York corporation. (l) The definition of “Purchase Limit” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows: “Purchase Limit” means $350,000,000, unless Administrative Agent has delivered written notice to Seller after April 2, 2019 reducing such amount to an amount not less than $250,000,000. (m) Exhibit V to the Existing Agreement is hereby deleted and replaced with Exhibit V hereto. SECTION 2. REPRESENTATIONS AND WARRANTIES. As of the date hereof, the Seller makes, for the benefit of the Administrative Agent for the benefit of the Purchasers, the following representations and warranties: (i) each of the representations and warranties set forth in Section 5.1 of the Agreement (in each case, as each such representation and warranty has been amended hereby), (ii) the Seller has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment (and the Agreement as amended by this Amendment), (iii) the Seller has taken all necessary corporate action to authorize its execution, delivery and performance of this Amendment (and the Agreement as amended by this Amendment), and (iv) the Seller has duly executed and delivered this Amendment, and each of this Amendment (and the Agreement as amended by this Amendment) constitutes the Seller’s legal, valid and binding

4 162107400 obligation, enforceable in accordance with the terms of each such document, except as enforcement thereof may be subject to (x) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (y) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law). SECTION 3. CONSENT. Pursuant to Section 7.2(f) of the Agreement, the Administrative Agent hereby consents to execution by the Seller of Amendment No. 1 to Third Amended and Restated Receivables Purchase and Sale Agreement, dated as of the date hereof, by and among Eastman Chemical Company, Solutia Inc., Flexsys America L.P., Eastman Chemical Ltd. and the Seller. SECTION 4. MISCELLANEOUS. (a) Costs and Expenses. Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto. (b) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes. (c) Effect; Transaction Document. Upon (i) the execution and delivery of this Amendment, (ii) payment by Seller to the Victory Agent of all amounts payable under the Fifth Amended and Restated Co-Agents’ Fee Letter entered into on the date hereof in connection herewith, and (iii) the execution and/or delivery of each other document listed on the closing checklist attached hereto as Schedule I in form and substance satisfactory to the Administrative Agent, the Agreement shall be and be deemed to be amended as set forth in this Amendment. All of the provisions of the Agreement shall remain in full force and effect as so amended. This Amendment shall be deemed to be a Transaction Document for all purposes (including, without limitation, for the purposes of each of the representations and warranties in Section 5.1 of the Agreement). (d) Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). (e) Consent to Jurisdiction. Any litigation based hereon, or arising out of, under or in connection with this Amendment may be brought and maintained in the courts of the State of New York sitting in New York County, New York or in the United States district court for the Southern District of New York. (f) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR ANY APPLICATION, INSTRUMENT, DOCUMENT, AMENDMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION

5 162107400 HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. [Signature page follows]

162107400 SCHEDULE I CLOSING CHECKLIST ATTACHED.

EASTMAN 2018 AMENDMENT - CLOSING CHECKLIST

Eastman Chemical Company	Seller/Parent	ECC
Eastman Chemical Ltd.	Seller	ECL
Eastman Chemical Financial Corporation	SPV	ECFC
MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	Purchaser	MUFG
Jones Day	Counsel to Eastman	JD
Arnold & Porter Kaye Scholer LLP	Counsel to BMTU	APKS
Wells Fargo Bank, National Association	Deposit Account Bank	Wells

DOCUMENT	RESPONSIBLE PARTY	STATUS/COMMENTS
MAIN TRANSACTION DOCUMENTS		
1. Amendment No. 13 to Receivables Purchase Agreement	APKS	Executed
a. Exhibit V – Form of Monthly Report	APKS	
2. Amendment No. 1 to Third Amended and Restated Receivables Purchase and Sale Agreement	APKS	Executed
a. Exhibit A - Conformed RPSA	APKS	
3. Fifth Amended and Restated Co-Agents' Fee Letter	APKS	Executed
a. Exhibit A – Company Codes	Eastman	
CORPORATE DOCUMENTS		
1. Secretary's Certificate of ECL certifying as to the following: a. Incumbency b. Operating Document c. Formation Document d. Resolutions	ECL	Executed
2. Good Standing Certificate for: a. ECL	ECL	Received
OTHER DOCUMENTS & OPINIONS		
1. UCC-1 Financing Statement naming ECL as	APKS	Final

US:145592475v7

US:145592475v7 Debtor 2. Lien Searches for ECL APKS Received 3. Corporate Authorization Opinion Eastman Executed 4. True Sale and Substantive Consolidation Opinion JD Executed 5. UCC and Enforceability Opinion JD Executed 6. Note from ECFC in favor of ECL APKS Executed 7. Amendment to ECFC Certificate of Incorporation Eastman Filed 8. Resolutions re Amendment to ECFC Certificate of Incorporation Eastman Executed

[Signature Page to Amendment No. 13] 162107400 EXHIBIT V FORM OF MONTHLY REPORT ATTACHED.

Eastman Chemical Financial Corp

Monthly Servicer Report for the Month Ended:
All Units USD ($) Unless Noted

Borrowing Base: #N/A

I. Portfolio Aging Schedule

	Current Month ($)	Current Month (%)	1 Month Prior (%)	2 Months Prior (%)
Current (Net of Unapplied Credits)	#N/A	#N/A	#N/A	#N/A
1-30 Days Past Due	#N/A	#N/A	#N/A	#N/A
31-60 Days Past Due	#N/A	#N/A	#N/A	#N/A
61-90 Days Past Due	#N/A	#N/A	#N/A	#N/A
91-120 Days Past Due	#N/A	#N/A	#N/A	#N/A
121+ Days Past Due	#N/A	#N/A	#N/A	#N/A
Aging Total	**#N/A**	**#N/A**	**#N/A**	**#N/A**

II. Rollforward Activity

Beginning Balance	Sales	Collections	Write-Offs	Credits	Cancellations	Accrued Volume Incentives	Rebills	Misc. Adj. / Plug	EOM AR Balance
#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A

A/R Reconciliation / Difference: #N/A

III. Ineligible Receivables & Net Eligible Receivables

	(-)	(+)
Calculated Ending Rollforward Balance		#N/A
Defaulted Receivables (Gross)	#N/A	
Receivables with Terms > 65 Days	#N/A	
Excess Extended Terms (66-90 days)25% Carveout		#N/A
Excess Extended Terms (91-120 days)5% Carveout		#N/A
Excess Non US Obligors LT 65 days10% Carveout		#N/A
Receivables of Bankrupt Obligors	#N/A	
Government Receivables	#N/A	
Non-US Denominated Receivables	#N/A	
Receivables of Non-US Obligors	#N/A	
Cross-Aging Receivables	#N/A	
Contra-Accounts	#N/A	
Unapplied Cash	#N/A	
Intercompany (< 90 DPD)	#N/A	
Note Receivable (< 90 DPD)	#N/A	
Total Ineligible Receivables		**#N/A**
Eligible Receivables Balance		**#N/A**
Allowance for Volume Incentives		**#N/A**
Net Eligible Receivables		**#N/A**

IV. Excess Concentrations

	Obligor Code	Short Term Debt Rating	Outstanding Receivables	Concentration Limit (%)	% of Total	Excess Receivables
1	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
2	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
3	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
4	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
5	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
6	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
7	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
8	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
9	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A
10	#N/A	#N/A	#N/A	#N/A	#N/A	#N/A

Total Excess Concentration #N/A

V. Excess Carveouts & Net Receivable Balance

	(-)	(+)
Net Eligible Receivables		#N/A
Total Excess Concentration	#N/A	
Extended Terms (AR 66-90 Days)	#N/A	
Extended Terms (AR 91-120 Days)	#N/A	
Non US Obligors (AR LT 66 Days)	#N/A	
Total Excess Carveouts		**#N/A**
Net Receivable Balance		**#N/A**

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Eastman Chemical Financial Corp

Monthly Servicer Report for the Month Ended:
All Units USD ($) Unless Noted

VI. Reserve Calculations

		Current Month	1 Month Prior	2 Months Prior
LOSS RESERVE				
Sales (5 months prior)	#NUM!			
Default Proxy (91-120 DPD) + W/O	#N/A			
Default Ratio (Current)	#N/A			
Default Ratio 3M Average	#N/A			
12M High of 3M Avg. Default Ratio	#N/A			
Loss Horizon Factor	#N/A			
Loss Percentage		#N/A	#N/A	#N/A
Loss Reserve Amount		**#N/A**	**#N/A**	**#N/A**
DILUTION RESERVE				
Sales (1 month prior)	#NUM!			
Total Dilution for Reserve	#N/A			
Dilution Ratio (Current)	#N/A			
Dilution Ratio 3M Average	#N/A			
12M High of 3M Average Dilution Ratio	#N/A			
Dilution Horizon Factor	#N/A			
Dilution Volatility Component	#N/A			
Dilution Reserve Percentage		#N/A	#N/A	#N/A
Dilution Reserve Amount		**#N/A**	**#N/A**	**#N/A**
YIELD & SERVICING FEE RESERVE				
Days Sales Outstanding (DSO)	#N/A			
12M High DSO	#N/A			
Discount Reserve		#N/A	#N/A	#N/A
Servicing Reserve		#N/A	#N/A	#N/A
Yield & Servicing Fee Reserve Amount		**#N/A**	**#N/A**	**#N/A**
REQUIRED RESERVES				
Total Dynamic Reserve		#N/A	#N/A	#N/A
Reserve Floor		#N/A	#N/A	#N/A
Required Reserve %		#N/A	#N/A	#N/A
Required Reserve $ (RR)		**#N/A**	**#N/A**	**#N/A**

VII. Borrowing Base & Funding Availability

		Current Month	1 Month Prior	2 Months Prior
Total A/R		#N/A	#N/A	#N/A
Less: Total Ineligibles	*#N/A*		*#N/A*	*#N/A*
Eligible Receivables		#N/A	#N/A	#N/A
Less: Allowance for Vol. Incentives	*#N/A*		*#N/A*	*#N/A*
Net Eligible Receivables		#N/A	#N/A	#N/A
Less: Total Excess Carveouts	*#N/A*		*#N/A*	*#N/A*
Net Receivable Balance		#N/A	#N/A	#N/A
Less: Required Reserves (RR)	*#N/A*		*#N/A*	*#N/A*
Borrowing Base (Available for Funding)		**#N/A**	**#N/A**	**#N/A**
Facility Limit	350,000,000			
Maximum Funding Amount	350,000,000			
Capital Outstanding	#N/A			
Receivable Interest		#N/A	#N/A	#N/A

VIII. Compliance

COMPLIANCE TEST	Current Month	Compliance	1 Month Prior	2 Months Prior
Receivable Interest: Is CP / (NRB - RR) ≤ 100% ?	#N/A	#N/A	#N/A	#N/A
Is the 3-month rolling average Delinquency Ratio less than 1.35% ?	#N/A	#N/A	#N/A	#N/A
Is the 3-month rolling average Default Ratio less than 1.35% ?	#N/A	#N/A	#N/A	#N/A
Is the 3-month rolling average Dilution Ratio less than 4% ?	#N/A	#N/A	#N/A	#N/A

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstanding receivables as of [January 00, 1900] is in accordance with the Receivables Purchase Agreement dated July 14, 2005 and that all representations and warranties related to such Agreement are restated and reaffirmed.

Signature: ______________________ Date: ______________

Name (print): H. Keith Jennings

Title: Eastman Chemical Financial Corporation

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